Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Celadon Group, Inc. (the "Company") on Form 10-K for the period ended June 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul A. Will, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 13, 2016	/s/ Paul A. Will
Paul A. Will Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Celadon Group, Inc. and will be retained by Celadon Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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